SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20509

                                   FORM 8-K

                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                               November 14, 2006
                               ----------------
                                Date of Report
                      (Date of Earliest Event Reported)

                               GeNOsys, INC.
                               -------------
            (Exact Name of Registrant as Specified in its Charter)

      Utah                       000-49817               87-0671592
      ----                       ---------              ----------
(State or other juris-      (Commission File No.)       (IRS Employer
diction of incorporation)                                I.D. No.)


                           280 West Riverpark Drive
                            Provo, Utah 84604
                           ------------------------
                   (Address of Principal Executive Offices)

                                (801) 623-4751
                                --------------
                                Telephone No.

                                (801) 420-9994
                                --------------
                             Former Telephone No.

                         5063 North Riverpark Way
                            Provo, Utah 84604
                         -------------------------
                (Former Address if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




     Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective as of November 14, 2006, the Board of Directors of GeNOsys, Inc., (the "Company") unanimously resolved to designate Michael J. Holman to serve as the Company's new Chief Financial Officer. Mr. Holman will serve until the next annual meeting of the Board of Directors or his prior resignation or termination.

     There were no arrangements or understandings with any other person concerning this election, and Mr. Holman has not yet been designated to serve on any committees. There also were no related party transactions between the Company and Mr. Holman.

     Mr. Holman, age 42, received his B. S. degree in Accounting from Weber State University in 1991. Mr. Holman brings nearly 18 years of experience in technology, start up business, progressive sales and successful strategic business development. Mr. Holman is a CPA with extensive experience and most recently, held the position of Chief Financial Officer for a progressive cutting edge software technology company where is was instrumental in the rapid growth and development of that company.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

     Exhibit No.           Exhibit Description
     -----------           --------------------

      99                     Press Release

* Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

                            Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.



                               GENOSYS, INC.


Date: 11/16/06                  /s/ John W.R. Miller
      --------                 ------------------------------
                               John W.R. Miller
                               President and Director